Exhibit 10.157

AMENDMENT NUMBER SIX
to the
Master Loan and Security Agreement
Dated as of May 10, 1999
by and between
E-LOAN, INC.
and
GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

This AMENDMENT NUMBER SIX is made this 1st day of February, 2002, by and between E-LOAN, INC., having an address at 5875 Arnold Road, Dublin, California 94568 (the "Borrower") and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., having an address at 600 Steamboat Road, Greenwich, Connecticut 06830 (the "Lender"), to the Master Loan and Security Agreement, dated as of May 10, 1999, by and between the Borrower and the Lender, as amended (the "Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS

WHEREAS, the Borrower has requested that the Lender agree to amend the Agreement to extend the Termination Date thereunder for an additional period of thirty days;

WHEREAS, in order to induce Lender to enter into this Amendment Number Six, the Borrower has agreed to pay the Lender a commitment fee equal to $41,666.67; and

WHEREAS, the Borrower and the Lender have agreed to amend the Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Effective as of February 1, 2002, Section 1 of the Agreement is hereby amended by deleting the definition of Termination Date and replacing it with the following:

"Termination Date" shall mean March 21, 2002, or such earlier date on which this Loan Agreement shall terminate in accordance with the provisions hereof or by operation of law, as same may be extended pursuant to Section 2.09.

SECTION 2. Commitment Fee. In order to induce the Lender to enter into this Amendment Number Six with the Borrower, the Borrower hereby agrees to pay to the Lender a commitment fee equal to $41,666.67 to be paid to the Lender upon execution of this Amendment Number Six. Such commitment fee shall be paid in dollars, in immediately available funds, in accordance with the Lender's instructions. This Amendment Number Six shall be effective upon Lender's receipt of such commitment fee.

SECTION 3. Defined Terms. Any terms capitalized but not otherwise defined herein should have the respective meanings set forth in the Agreement.

SECTION 4. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

SECTION 5. Representations. In order to induce the Lender to execute and deliver this Amendment Number Six, the Borrower hereby represents to the Lender that as of the date hereof, the Borrower is in full compliance with all of the terms and conditions of the Agreement and no Default or Event of Default has occurred and is continuing under the Agreement.

SECTION 6. Governing Law. This Amendment Number Six shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws doctrine applied in such state (other than Section 5-1401 of the New York General Obligations Law).

SECTION 7. Counterparts. This Amendment Number Six may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

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1N WITNESS WHEREOF, the Borrower and the Lender have caused this Amendment Number Six to be executed and delivered by their duly authorized officers as of the day and year first above written.

E-LOAN, INC.
(Borrower)

By:
Name:
Title:

GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.
(Lender)

By:
Name: Anthony Palmisano
Title: Vice President